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                                ENDORSEMENT NO. 1

                        attached to and made part of the

                          MULTIPLE LINE EXCESS OF LOSS

                      REINSURANCE AGREEMENT NO. 3522-01003

                                     between

                         FIRST CENTRAL INSURANCE COMPANY

                               Lynbrook, New York

                   (hereinafter referred to as the "COMPANY")

                                       and

                        NATIONAL REINSURANCE CORPORATION

                              Stamford, Connecticut

                  (hereinafter referred to as the "REINSURER")





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IT IS MUTUALLY AGREED that effective at 12:01 a.m., January 1, 1996, as respects in force, new and renewal business, this Agreement is amended as follows:

1. As respects losses occurring after the effective time and date hereof, the SCHEDULE OF REINSURANCE, appearing in ARTICLE 6 - LIABILITY OF THE REINSURER, is deleted and replaced by the following:


                             SCHEDULE OF REINSURANCE

                              COMPANY                 LIMIT OF LIABILITY OF THE
CLASS OF BUSINESS            RETENTION                       REINSURER

Property                 $250,000 Each Risk           $750,000
                                                      Each risk, subject to a
                                                      maximum of $2,250,000 in
                                                      any one Loss Occurrence.

Casualty                 $250,000 Each Occurrence     $750,000 Each Occurrence

Combination of Above     $250,000 Each Combination    $250,000 Each Combination
Retentions               Loss                         Loss

2. ARTICLE 9 - REINSURANCE PREMIUM is deleted in its entirety and replaced by the following:

         ARTICLE 9 - REINSURANCE PREMIUM

         THE COMPANY shall cede to the REINSURER 12.31% of the subject written premium of the COMPANY during the term of this Agreement on all business the subject matter of this Agreement.

         THE COMPANY shall continue to hold the cash equivalent of the unearned premium reserve, notwithstanding the fact that the REINSURER shall assume unearned premium reserve as a liability on its books.

3. As of the effective time and date of this Endorsement, the parties hereto shall make all necessary entries in their books reflecting the changes effected by this Endorsement.

All other terms and conditions remain unchanged.


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IN WITNESS  WHEREOF,  the parties hereto have caused its Endorsement No. 1 to be
executed in duplicate, in Lynbrook, New York this      day of      , 1996.

                                             FIRST CENTRAL INSURANCE COMPANY

                                             /s/
                                             ----------------------------------



ATTEST /s/
       ------------------------------

And in Stamford, Connecticut, this 2nd day of October, 1996.

                                             NATIONAL REINSURANCE CORPORATION

                                             /s/
                                             ----------------------------------
                                                    Senior Vice President

ATTEST /s/
       ------------------------------


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